                                                                   EXHIBIT 10.01

                          LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement (as from time to time amended, supplemented, restated, or otherwise modified, this "Agreement") is entered into
                                                     ---------
effective January 3, 2001 (the "Effective Date") by and among Keynote Systems,
                                --------------
Inc., a Delaware corporation (the "Lender") and Donald J. Aoki, an individual
                                   ------
and Peggy J. Aoki, his spouse (collectively, "Borrower").  This Agreement, the
                                              --------
Note, as defined in Section 1.2, the Second Deed of Trust, as defined in Section
                    -----------                                          -------
1.3, the Stock Pledge Agreement, as defined in Section 1.4, and any other
---                                            -----------
documents entered into pursuant to this Agreement or in connection with this Loan, as defined in Section 1.1, are hereinafter sometimes collectively referred
                    -----------
to as the "Loan Documents."
           --------------

     WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may utilize such funds to repay a loan in the amount of approximately $1.2 million (the

"Margin Loan") extended to Borrower by [Broker] ("Broker");
------------                                      ------

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, Lender and Borrower hereby agree as follows:

     1.  AMOUNT AND TERMS OF LOAN.
         ------------------------

          1.1  Loan.  Subject to the terms and conditions of this Agreement, and
               ----
in reliance on the representations, warranties and covenants of Borrower in this Agreement, Lender shall loan Borrower the principal amount of Five Hundred Seventy-Five Thousand Dollars ($575,000.00) (the "Loan") for the repayment of
                                                  ----
the Margin Loan.

          1.2  Note; Interest.  Borrower's indebtedness to Lender under the Loan
               --------------
Documents will be evidenced by a Secured Full Recourse Promissory Note executed by Borrower substantially in the form attached as Exhibit A (the "Note"). The
                                                  ---------       ----
Note will provide that interest on the unpaid principal of this Loan will accrue at a rate compounded annually that is equal to the short-term applicable federal rate prescribed by the Internal Revenue Service for the month of January 2001, which rate is 5.9%, which rate is not less than the minimum rate established to avoid the imputation of interest under the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the Loan; provided, however, that the rate at which interest will accrue on
              --------  -------
unpaid principal under this Note will not exceed the highest rate permitted by applicable law. Payments of interest accrued on this Loan will be payable in twelve (12) successive monthly installments, each such installment due and payable on the third day of each calendar month (each an "Interest Payment
                                                          ----------------
Date") beginning February 3, 2001. All payments hereunder shall be made in lawful tender of the United States. Interest will continue to accrue until the date on which all amounts owing under the Loan Documents have been repaid in full.

          1.3  Security.  Borrower's indebtedness to Lender under the Loan
               --------
Documents will be secured by a second deed of trust in customary form (the

"Second Deed of Trust") on
-----------------------
certain real property located at 2711 St. Giles Lane, Lot: 71, Tract: 3629, APN 197-23-069 in Mountain View, California (the "Property"). The Second
                                                  --------
Deed of Trust will be executed by Borrower in favor of Lender, with First American Title Insurance Company acting as trustee. In the event that Borrower has a first lender for the Property, Lender agrees not to file the Second Deed of Trust with the County Recorder until Borrower's first lender has filed its deed of trust on the Property.

          1.4  Additional Security.  Borrower's indebtedness to Lender under the
               -------------------
Loan Documents will also be secured (i) by Borrower's pledge of certain shares of Lender's equity securities (collectively, the "Pledged Shares") in accordance
                                                  --------------
with the terms of a stock pledge agreement dated January 3, 2001, substantially in the form attached as Exhibit B (the "Stock Pledge Agreement"); (ii) by all
                        ---------       ----------------------
equity securities of Lender that Borrower acquires pursuant to: (A) Borrower's exercise of options to purchase Lender equity securities under Lender's 1996 Stock Option Plan, 1999 Stock Option Plan, 1999 Equity Incentive Plan, and/or 1999 Employee Stock Purchase Plan or any subsequent or similar stock option plan or equity incentive program of Lender, or (B) any employee stock purchase agreement or other similar plan of Lender (collectively, the "Pledged Option
                                                              --------------
Shares " and together with the Pledged Shares, the "Pledged Collateral") in
-------                                             ------------------
accordance with the terms of the Stock Pledge Agreement; and (iii) by such other assets of Borrower as to which Lender reasonably requests security.

          1.5  Maturity of Loan.  The unpaid principal amount of this Loan and
               ----------------
any unpaid interest accrued thereon, together with any other related fees, expenses or costs, will be immediately due and payable to Lender in full on the date (the "Maturity Date") that is the earlier to occur of: (i) twelve (12)
           -------------
months after the date of the Note, and (ii) the date on which the unpaid principal amount and any interest due under this Loan becomes due and payable in full under Section 5.1.
           -----------

          1.6  Prepayment.  Borrower may prepay the unpaid principal and
               ----------
interest due under this Loan at any time, without penalty, in whole or in part in amounts of at least Ten Thousand Dollars ($10,000). Each prepayment will be applied as follows: (i) first to the payment of accrued interest, and (ii) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Loan. Borrower also agrees that, until this Loan is paid in full, if Borrower sells any or all of the Pledged Collateral, Borrower shall immediately apply: (a) prior to repayment in full of the Margin Loan and if no default event has occurred under the Loan Documents and is continuing, eighty percent (80%) of the proceeds from any such sale directly to Broker to repay the Margin Loan and twenty percent (20%) of the proceeds from any such sale directly to Lender to repay this Loan in accordance with this Agreement, or (b) (i) if a default event has occurred and is continuing or (ii) following repayment in full of the Margin Loan, one hundred percent (100%) of the proceeds from any such sale directly to Lender to repay this Loan in accordance with this Agreement, until this Loan is repaid in full.

          1.7  At Will Employment.  Borrower is an "at will" employee of Lender,
               ------------------
and nothing in this Agreement or any exhibit shall be construed as a promise of continued employment.

     2.  REPRESENTATIONS AND WARRANTIES OF BORROWER.  Borrower hereby represents
         ------------------------------------------
and warrants to Lender that:

          2.1  Title to Property.  The Property is free and clear of all
               -----------------
mortgages, deeds of trust, liens, encumbrances and security interests, except for: (i) if Borrower has a first lender for the Property, the first deed of trust filed by such first lender; and (ii) statutory liens for the payment of current taxes that are not yet delinquent.

     3.  COVENANTS OF BORROWER.
         ---------------------

          3.1  Use of Loan Proceeds.  Borrower shall apply substantially all of
               --------------------
the Loan proceeds to the repayment of the Margin Loan.

          3.2  Insurance Covering Collateral.  Borrower shall maintain all risk
               -----------------------------
property damage insurance policies covering the Property in an amount at least equal to the value of the dwelling on the Property.

          3.3  Further Assurances.  In addition to the obligations and documents
               ------------------
that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

          3.4  Balloon Payment.  Borrower agrees that the principal sum of this
               ---------------
Loan and any unpaid interest accrued thereon will be immediately due and payable to Lender in full as one balloon payment on the Maturity Date.

     4.  CONDITIONS PRECEDENT TO OBLIGATIONS OF LENDER. The obligation of Lender
         ---------------------------------------------
to make this Loan is subject to the satisfaction (or written waiver by Lender) of each and all of the following conditions precedent:

          4.1  Representations True.  All representations and warranties of
               --------------------
Borrower contained in this Agreement and in all other Loan Documents will be true, correct and complete in all respects.

          4.2  Note, Second Deed of Trust and Stock Pledge Agreement.  Lender
               -----------------------------------------------------
will have received from Borrower the Note, the Second Deed of Trust and the Stock Pledge Agreement, each duly executed by Borrower.

     5.  DEFAULT BY BORROWER.
         -------------------

          5.1  Acceleration.  The unpaid principal and any interest due under
               ------------
this Loan will become immediately due and payable, without the need for any further action on the part of Lender or any other holder of the Note: (i) upon Borrower's sale, gift, assignment or other transfer of the Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause, or (ii) upon Borrower's failure to apply the appropriate proceeds of any sale of Pledged Collateral to repay this Loan in accordance with Section 1.6.
                                                 -----------

          5.2  Default.  Borrower will be deemed to be in default of this Loan
               -------
if: (i) Borrower fails to pay Lender (or, in the event another party holds the Note, such holder) (a) the full amount of unpaid principal and interest due under this Loan on or before the Maturity Date, or (b) the full amount of any interest payable under this Loan on or before the seventh day after the Interest Payment Date on which such interest is due; and (ii) Borrower does not cure this failure to pay principal or interest within five (5) calendar days after Lender gives Borrower written notice of such failure to pay.

          5.3  Remedies Upon Default.  Upon Borrower's default of this Loan,
               ---------------------
Lender may pursue its rights under the Note, the Second Deed of Trust, the Stock Pledge Agreement, and any other security agreements that the parties may enter into after the Effective Date, and will have full recourse against any real, personal, tangible and intangible assets of Borrower. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

     6.  MISCELLANEOUS.
         -------------

          6.1  Successors and Assigns; Assignment.  Except as otherwise provided
               ----------------------------------
in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. Lender may assign any of its rights and obligations under this Agreement. Borrower may not assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of Lender. An assignment by operation of law includes, without limitation, (i) a merger, reorganization, consolidation or other transaction in which the shareholders of such party before such merger, reorganization, consolidation or other transaction own less than fifty percent (50%) of the outstanding voting equity securities of the surviving corporation, (ii) a sale or other transfer of all or substantially all of the assets of such party, or
(iii) a transfer of more than fifty percent (50%) of the outstanding voting equity securities of such party in one transaction or a series of related transactions.

          6.2  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

          6.3  Notices. Any and all notices required or permitted to be given to
               -------
a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile;
(iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by registered or certified mail

(return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally or via facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address of Lender's principal executive offices, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to Lender will be marked "Attention: Chief Financial Officer."

          6.4  Further Assurances.  The parties agree to execute such further
               ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          6.5  Titles and Headings.  The titles, captions and headings of this
               -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

          6.6  Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein, and including, but not limited to, the Loan Documents constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

          6.7  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

          6.8  Severability.  If any provision of this Agreement is determined
               ------------
by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then this Agreement will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

          6.9  Facsimile Signatures.  This Agreement may be executed and
               --------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

          6.10  Amendment and Waivers.  This Agreement may be amended only by a
                ---------------------
written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

          6.11  No Third Party Beneficiaries.   Nothing in this Agreement,
                ----------------------------
express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.12  Jurisdiction.  The parties agree that any controversy or claim
                ------------
arising out of or relating to this Agreement shall be tried and litigated exclusively in a state or federal court with jurisdiction located in San Mateo County in the State of California.

          6.13  Waiver of Jury Trial.  The parties waive any right they may have
                --------------------
to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

          6.14  Attorneys' Fees.  If either party hereto commences or maintains
                ---------------
any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or default or claimed breach or default of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein. This provision does not limit Lender's ability to recover additional expenses under the Note.



           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Loan and Security Agreement as of the Effective Date.

BORROWER:                              LENDER:

                                       KEYNOTE SYSTEMS, INC.


  /s/  Donald J. Aoki                   /s/  John Flavio
-----------------------------------    -------------------------------------
DONALD J. AOKI                         JOHN FLAVIO
                                       Vice President of Finance
                                       and Chief Financial Officer


  /s/  Peggy J. Aoki
-----------------------------------
PEGGY J. AOKI



Exhibits:
--------

Exhibit A  -  Secured Full Recourse Promissory Note
Exhibit B  -  Stock Pledge Agreement



               [SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT BY
            DONALD J. AOKI AND PEGGY J. AOKI DATED JANUARY 3, 2001]

                                   EXHIBIT A
                                   ---------

                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                                                           San Mateo, California

$575,000.00                                                      January 3, 2001

     For value received, Donald J. Aoki, an individual, and Peggy J. Aoki, his spouse (collectively, "Borrower") hereby promise to pay to the order of Keynote
                       --------
Systems, Inc., a Delaware corporation (the "Company") on or before January 3,
                                            -------
2002, at the Company's principal place of business, currently located at 2855 Campus Drive, San Mateo, CA 94403, or at such other place as the Company may direct, the principal sum of Five Hundred Seventy-Five Thousand Dollars ($575,000.00), together with interest compounded annually at rate that is equal to the to the short-term applicable federal rate prescribed by the Internal Revenue Service for the month of January 2001, which rate is 5.9%, which rate is not less than the minimum rate established to avoid the imputation of interest under the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for this Secured Full Recourse Promissory Note (as may be amended, restated, supplemented or otherwise modified from time to time, the "Note"); provided, however, that the rate at which
                        ----    --------  -------
interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. The principal sum of this Note and any unpaid interest accrued thereon will be immediately due and payable to the Company in full as one balloon payment upon the maturity of this Note, in accordance with in Section 3.4 of that certain Loan and Security Agreement dated
                   -----------
January 3, 2001, between the Company and Borrower (the "Loan Agreement").
                                                        --------------
Payments of interest accrued on this Note will be payable in twelve (12) successive monthly installments, each such installment due and payable on the third day of each calendar month (each an "Interest Payment Date") beginning
                                           -----------------
February 3, 2001. All payments hereunder shall be made in lawful tender of the United States. Interest will continue to accrue until the date on which all amounts owing on this Note have been repaid in full.

     This Note is issued pursuant to the Loan Agreement. The following is a statement of the additional rights and obligations of the holder of this Note and the terms and conditions to which this note is subject, and to which the holder, by the acceptance of this Note, agrees:

     1.  Security. Payment of this Note is secured by those assets of Borrower
         --------
described in Section 1.3 and Section 1.4 of the Loan Agreement including (a) a
             -----------     -----------
second deed of trust on certain real property located at 2711 St. Giles Lane,
Lot: 71, Tract: 3629, APN 197-23-069 in Mountain View, California (the "Property") and (b) Borrower's pledge of certain shares of the Company's equity
 --------
securities (collectively, the "Pledged Collateral") in accordance with that
                               ------------------
certain Stock Pledge Agreement dated January 3, 2001 between the Company the Borrower (the "Stock Pledge Agreement").
               ----------------------

     2.  Acceleration. The unpaid principal and interest due under this Note
         ------------
will become immediately due and payable, without the need for any further action on the part of the Company or any other holder of this Note: (i) upon Borrower's sale, gift, assignment or other transfer of the

Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause, or (ii) upon Borrower's failure to apply the appropriate proceeds of any sale of Pledged Collateral to repay this Note in accordance with
Section 1.6 of the Loan Agreement. Each of the events described in this
-----------
Section 2 constitutes an "Acceleration Event." In any case, this Note shall
---------                 ------------------
become due and payable in full no later than twelve (12) months after the date of this Note.

     3.  Default. Borrower will be deemed to be in default under this Note if:
         -------
(A) Borrower fails to pay the holder (i) the full amount of unpaid principal and interest due under this Note on or before: (a) the date that is twelve (12) months after the date of this Note, or (b) such earlier date as dictated by the occurrence of an Acceleration Event or (ii) the full amount of any interest payable under this Note on or before the seventh day after the Interest Payment Date on which such interest is due; and (B) Borrower does not cure this failure to pay principal or interest within five (5) calendar days after the Company gives Borrower written notice of such failure to pay. Upon any default under this Note, Company will have full recourse against any real, personal, tangible, and intangible assets of Borrower, and may pursue any and all contractual, legal, and equitable remedies available to it.

     4.  Prepayment. Borrower may prepay the unpaid principal and interest due
         ----------
under this Note as provided in Section 1.6 of the Loan Agreement.  Borrower also
                               -----------
agrees that, until this Note is paid in Full, if Borrower sells any or all of the Pledged Collateral, Borrower shall immediately apply the proceeds in accordance with Section 1.6 of the Loan Agreement.
                -----------

     5.  Successors and Assigns; Assignment. Except as otherwise provided in
         ----------------------------------
this Note, this Note, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Note as provided in Section 6.1 of the Loan Agreement. No other party to this Note may assign,
   -----------
whether voluntarily or by operation of law, any of its rights and obligations under this Note, except with the prior written consent of the Company.

     6.  Governing Law.  This Note will be governed by and construed in
         -------------
accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

     7.  Notices.  Any and all notices required or permitted to be given to a
         -------
party pursuant to the provisions of this Note will be provided in accordance with Section 6.3 of the Loan Agreement.
     -----------

     8.  Further Assurances.  The parties agree to execute such further
         ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Note.

     9.  Titles and Headings.  The titles, captions and headings of this Note
         -------------------
are included for ease of reference only and will be disregarded in interpreting or construing this Note. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Note.

     10. Entire Agreement. This Note and the documents referred to herein,
         ----------------
including but not limited to the Loan Agreement and Stock Pledge Agreement, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Note, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

     11. Counterparts. This Note may be executed in counterparts, each of
         ------------
which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

     12. Severability. If any provision of this Note is determined by any
         ------------
court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Note and the remainder of this Note shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Note. Notwithstanding the forgoing, if the value of this Note based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then this Note will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

     13. Amendment and Waivers. This Note may be amended only by a written
         ---------------------
agreement executed by Company and Borrower. No amendment of or waiver of, or modification of any obligation under this Note will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Note shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Note as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

     Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.



           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Borrower has duly executed and delivered this Secured Full Recourse Promissory Note as of the date first above written.


                                       BORROWER:


                                        /s/  Donald J. Aoki
                                       -------------------------------------
                                       DONALD J. AOKI


                                        /s/  Peggy J. Aoki
                                       -------------------------------------
                                       PEGGY J. AOKI


ACCEPTED AND ACKNOWLEDGED:

THE COMPANY:

KEYNOTE SYSTEMS, INC.


 /s/  John Flavio
------------------------------------
JOHN FLAVIO
Vice President of Finance
and Chief Financial Officer



            [SIGNATURE PAGE TO SECURED FULL RECOURSE PROMISSORY NOTE
           DATED JANUARY 3, 2001, BY DONALD J. AOKI AND PEGGY J. AOKI
                           TO KEYNOTE SYSTEMS, INC.]

                                   EXHIBIT B
                                   ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

          This Stock Pledge Agreement is entered into effective January 3, 2001 (as from time to time amended, restated, supplemented, or otherwise modified, this "Agreement"), by Donald J. Aoki, an individual, and Peggy J. Aoki, his
      ---------
spouse, (collectively, "Pledgor") in favor of Keynote Systems, Inc., a Delaware
                        -------
corporation ("Secured Party").
              -------------

          WHEREAS, Pledgor and Secured Party have entered into that certain Loan and Security Agreement, dated January 3, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). The term "Loan
                                              --------------              ----
Documents" and all other capitalized terms used in this Agreement that are not
---------
otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement; and

          WHEREAS, Pledgor is the legal and beneficial owner of the shares of capital stock or other equity securities identified on Schedule 1 or on an
                                                       ----------
addendum thereto as being owned by Pledgor (collectively, the "Pledged Shares");
                                                               --------------
and

          WHEREAS, all shares of Secured Party capital stock or other equity securities that Borrower acquires pursuant to: (a) Borrower's exercise of options to purchase Secured Party equity securities under Secured Party's 1996 Stock Option Plan, 1999 Stock Option Plan, 1999 Equity Incentive Plan and/or 1999 Employee Stock Purchase Plan or any subsequent or similar stock option plan of Secured Party, or (b) any employee stock purchase agreement or other similar plan of Secured Party (collectively, the "Pledged Option Shares"), that are to
                                          ---------------------
be issued by Secured Party to Pledgor shall be subject to the terms of this Agreement immediately upon their issuance. All such Pledged Option Shares shall be identified on Schedule 1 or on an addendum thereto; and
                 ----------

          WHEREAS, it is a condition precedent under the Loan Agreement to making the Loan that Pledgor shall agree to make the pledges contemplated by this Agreement;

          NOW, THEREFORE, in consideration of the promises set forth in this Agreement and to induce Secured Party to make the Loan, Pledgor hereby agrees with Secured Party as follows:

          1.  STOCK PLEDGE PROVISIONS.
              -----------------------

          1.1  Pledge.  Pledgor hereby pledges to Secured Party, and grants to
               ------
Secured Party a security interest in, all of Pledgor's, right, title, and interest in and to the following (the "Pledged Collateral"): (a) all of the
                                       ------------------
Pledged Shares and Pledged Option Shares; (b) the certificates, if any, representing the Pledged Shares and Pledged Option Shares; and (c) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and Pledged Option Shares.

          1.2  Security Interest.  This Agreement secures, and the Pledged
               -----------------
Collateral is security for, the full and prompt payment by Pledgor when due (whether at stated maturity, by acceleration or otherwise) of, and the performance by Pledgor of, all of Pledgor's current and future obligations under this Agreement and each of the Loan Documents to which Pledgor is a party, including without limitation principal, interest, fees, and expenses (including any interest, fees, or expenses that, but for the provisions of the Bankruptcy Code, would have accrued). The security interest in the Pledged Collateral created by this Agreement will continue, and the provisions of this Agreement will remain in full force and effect, until the termination of this Agreement pursuant to Section 1.7. With respect to the Secured Party's security interest
            -----------
in the Pledged Shares only, such security interest shall be subject only to the security interest of [Broker] ("Broker") in the Pledged Shares with respect to
                                ------
the Margin Loan until such date upon which the Margin Loan has been repaid in full or until such date upon which the Pledged Shares held by Broker can be delivered to Pledgor.

          1.3  Representations and Warranties.  Pledgor hereby represents and
               ------------------------------
warrants to the Secured Party that, as of the date each of the Pledged Collateral is issued: (a) Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, except for the existing lien of Broker as to the Pledged Shares with respect to the Margin Loan (the "Broker's
                                                                      --------
Lien"), and (b) Pledgor has the right to pledge and grant to the Secured Party a
----
security interest in the Pledged Collateral.

          1.4  Transfers and Other Liens.  Pledgor agrees that it will not: (a)
               -------------------------
sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral except as permitted by the Loan Agreement and

Section 2.2(d) hereof, or (b) create or permit to exist any lien upon or with
--------------
respect to any of the Pledged Collateral, except for (i) the Broker's Lien and
(ii) the lien created pursuant to this Agreement.

          1.5  Further Assurances.  Pledgor agrees to promptly execute and
               ------------------
deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect the lien granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies with respect to any Pledged Collateral. Pledgor agrees to defend the title to the Pledged Collateral and Secured Party's lien on the Pledged Collateral against the claim of any person, other than Broker with respect to Broker's Lien, and to maintain and preserve such lien until indefeasible payment in full of all obligations.

          1.6  Secured Party May Perform.  If Pledgor fails to perform any
               -------------------------
obligation contained in this Agreement, Secured Party may itself perform, or cause performance of such obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 3.1 and
                                                          -----------
constitute obligations secured by this Agreement.

          1.7  Termination of Security Interest.  This Agreement, and the
               --------------------------------
security interests created or granted by this Agreement, shall automatically terminate and be released on the date at which the Loan has been fully and finally paid in cash. Upon any release of the security interest created by this Agreement in any of the Pledged Collateral pursuant to this

Section 1.7, Secured Party (without recourse upon, or any representation or
-----------
warranty whatsoever by, Secured Party) shall promptly:

               (a) return, transfer and deliver to Pledgor all certificates, instruments and other property held by Secured Party pursuant to this Agreement representing or evidencing such Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms of this Agreement, all without recourse upon, or representation or warranty whatsoever by, Secured Party, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of Secured Party, and at the cost and expense of Pledgor, and

               (b) execute and deliver to Pledgor such instruments as may be reasonably requested by Pledgor acknowledging the release of such security interest with respect to such Pledged Collateral.

     2.  DELIVERY AND POSSESSION OF PLEDGED COLLATERAL.
         ---------------------------------------------

          2.1  Delivery of Pledged Collateral.  Upon (i) Pledgor's acquisition
               ------------------------------
of any Pledged Option Shares or (ii) with respect to the Pledged Shares, the earlier to occur of (A) repayment in full of the Margin Loan or (B) such date upon which any Pledged Shares can be delivered to Pledgor, Pledgor shall deliver to Secured Party all certificates or instruments, if any, representing or evidencing the Pledged Collateral, which shall be held by or on behalf of Secured Party pursuant to this Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

          2.2  Rights to Vote, Receive Dividends from and Sell (No Default).  As
               ------------------------------------------------------------
long as no event of default shall have occurred under the Loan Agreement and be continuing:

               (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Documents;

               (b) Pledgor shall be entitled to receive and retain (subject to any lien thereon in favor of Secured Party) any and all dividends or distributions paid in respect of the Pledged Collateral, other than any and all:

                   (i) dividends paid or payable other than in cash in respect of, and instruments and other property received receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                   (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                   (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to Secured Party;

               (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section
                                                                         -------
2.2(a) and to receive the dividends or distributions which it is authorized to
------
receive and retain pursuant to Section 2.2(b); and
                               --------------

               (d) Pledgor shall have the power to require Secured Party to sell any or all of the Pledged Collateral in an arms length transaction through a securities brokerage firm, provided that such sale complies with and does not violate any applicable law, and further provided that Pledgor shall immediately apply: (i) prior to repayment in full of the Margin Loan, eighty percent (80%) of the proceeds from any such sale directly to Broker to repay the Margin Loan and twenty percent (20%) of the proceeds from any such sale directly to Secured Party to repay the Loan in accordance with the Loan Agreement and (ii) following repayment in full of the Margin Loan, one hundred percent (100%) of the proceeds from any such sale directly to Secured Party to repay the Loan in accordance with the Loan Agreement, until such Loan is repaid in full.

          2.3  Adjustments.  Secured Party shall have the right at any time to
               -----------
exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations.

          2.4  Reasonable Care.  Secured Party shall be deemed to have exercised
               ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of any such matter, or (b) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

     3.  ADDITIONAL PROVISIONS UPON DEFAULT.
         ----------------------------------

          3.1  Remedies Upon Default.  The rights and remedies granted to
               ---------------------
Secured Party by this Section 3 will be in addition to all the rights, powers
                      ---------
and remedies of Secured Party under the Loan Documents. All such rights and remedies will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise. If any event of default under the Loan Agreement shall have occurred and be continuing:

               (a) Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party after default under the California Commercial Code or any other applicable law in effect in the State of California at that time, and Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not officer such Pledged Collateral to more than one (1) offeree. With respect to Pledged Collateral consisting of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), Secured Party will comply with applicable securities laws in
 --------------
connection with any foreclosure sale.

               (b) Pledgor recognizes that by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those which will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale. Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor would agree to do so.

               (c) In the event of a sale of Pledged Collateral in accordance with the provisions of this Section 3.1, notwithstanding anything to the
                            -----------
contrary contained in Section 2.2(d) or elsewhere in this Agreement, all of the
                      --------------
net before tax proceeds from any such sale shall be applied by Secured Party, or paid directly to Secured Party, to repay the Loan in accordance with the Loan Agreement.

          3.2  Rights in Pledged Collateral Upon Default.  Upon the occurrence
               -----------------------------------------
and during the continuance of an event of default under the Loan Agreement:

               (a) upon notice by Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a) shall cease, and
                                              --------------
all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

               (b) all rights of Pledgor to receive the dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 2.2(b) shall cease, and all such rights shall
            --------------
thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends or distributions;

               (c) All dividends or distributions which are received by Pledgor contrary to the provisions of Section 3.2(b) shall be received in trust for the
                              --------------
benefit of Secured Party, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to Secured Party;

               (d) Pledgor shall, if necessary to permit Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 2.2(a) and to receive all dividends and distributions which
            --------------
it may be entitled to receive under Section 2.2(b), execute and deliver to
                                    --------------
Secured Party, from time to time and upon written notice of Secured Party, appropriate proxies and other instruments as Secured Party may reasonably request; and

               (e) Secured Party shall have the right to the extent permitted under any applicable law, at any time in its discretion and without notice to Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral.

          The foregoing shall not in any way limit Secured Party's power and authority granted pursuant to Section 3.3.
                              -----------

          3.3  Secured Party Appointed Attorney-in-Fact and Proxy.  Subject to
               --------------------------------------------------
Section 3.1, Pledgor hereby irrevocably constitutes and appoints Secured Party
-----------
and any officer or agent of Secured Party, effective upon the occurrence and during the continuance of an event of default under the Loan Agreement, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Pledgor hereby gives Secured Party the power and right, on behalf of Pledgor, upon the occurrence and during the continuance of an event of default under the Loan Agreement, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or distribution in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Collateral authorized by Section 3.1. Pledgor hereby ratifies, to the extent
                         -----------
permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until, and shall automatically terminate upon, the termination of this Agreement pursuant to Section 1.7.
                           -----------

     4.   GENERAL PROVISIONS.
          ------------------

          4.1  Successors and Assigns; Assignment.  Except as otherwise provided
               ----------------------------------
in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon an inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Secured Party may assign any of its rights and obligations under this Agreement. The Pledgor may not assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Secured Party. An assignment by operation of law includes, without limitation, (i) a merger, reorganization, consolidation or other transaction in which the shareholders of such party before such merger, reorganization, consolidation or other transaction own less than fifty percent (50%) of the outstanding voting equity securities of the surviving corporation,
(ii) a sale or other transfer of all or substantially all of the assets of such party, or (iii) a transfer of more than fifty percent (50%) of the outstanding voting equity securities of such party in one transaction or a series of related transactions.

          4.2  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

          4.3  Notices.  Any and all notices required or permitted to be given
               -------
to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile;
(iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to the Secured Party will be marked "Attention: Chief Financial Officer."

          4.4  Further Assurances.  The parties agree to execute such further
               ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          4.5  Titles and Headings.  The titles, captions and headings of this
               -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

          4.6  Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein, including but not limited to, the Loan Documents, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

          4.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

          4.8  Severability.  If any provision of this Agreement is determined
               ------------
by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then this Agreement will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

          4.9  Facsimile Signatures.  This Agreement may be executed and
               --------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

          4.10  Amendment and Waivers.  This Agreement may be amended only by a
                ---------------------
written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

          4.11  No Third Party Beneficiaries.  Nothing in this Agreement,
                ----------------------------
express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.12  Jurisdiction.  The parties agree that any controversy or claim
                ------------
arising out of or relating to this Agreement shall be tried and litigated exclusively in a state or federal court with jurisdiction located in San Mateo County in the State of California.

          4.13  Waiver of Jury Trial.  Pledgor and Secured Party waive any right
                --------------------
they may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

          4.14  Attorneys' Fees.  If either party hereto commences or maintains
                ---------------
any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or default or claimed breach or default of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein. This provision does not limit Secured Party's ability to recover additional expenses under the Note.



           [The reminder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, Pledgor has duly executed and delivered this Stock Pledge Agreement as of the date first above written.


                                                    PLEDGOR:



                                                    /s/  Donald J. Aoki
                                                    ---------------------
                                                    DONALD J. AOKI


                                                    /s/  Peggy J. Aoki
                                                    ---------------------
                                                    PEGGY J. AOKI



ACCEPTED AND ACKNOWLEDGED:

SECURED PARTY:

KEYNOTE SYSTEMS, INC.



/s/  John Flavio
---------------------------
JOHN FLAVIO
Vice President of Finance
and Chief Financial Officer



                   [SIGNATURE PAGE TO STOCK PLEDGE AGREEMENT
     BY DONALD J. AOKI AND PEGGY J. AOKI DATED JANUARY 3, 2001]

                                  SCHEDULE 1
                                  ----------

Shares of Keynote Systems, Inc. common stock held by Donald J. Aoki as of January 3, 2001:

Stock Certificate           Number of
     Number                  Shares               Name on Stock Certificate

------------------------------------------------------------------------------
KEY0142                      3,750                                 Donald Aoki
------------------------------------------------------------------------------
KEY0197                        833                                 Donald Aoki
------------------------------------------------------------------------------
KEY0404                        955                                 Donald Aoki
------------------------------------------------------------------------------
KEY0590                    117,000                                 Donald Aoki
------------------------------------------------------------------------------
KEY0591                     23,717                                 Donald Aoki
------------------------------------------------------------------------------
KEY0702                    122,000                                 Donald Aoki
------------------------------------------------------------------------------
(electronic cert)            4,583                            Donald (J.) Aoki
------------------------------------------------------------------------------
KEY0734                        417                              Donald J. Aoki
------------------------------------------------------------------------------
KEY0749                        417                              Donald J. Aoki
------------------------------------------------------------------------------
GRAND TOTAL:               273,672
------------------------------------------------------------------------------


Options to purchase Keynote Systems, Inc. common stock held by Donald J. Aoki and outstanding as of January 3, 2001:

                                        Number of           Exercise
Date of Grant          Type              Shares              Price
--------------------------------------------------------------------------------
06-28-1999              ISO                3,750            $  8.00
--------------------------------------------------------------------------------
06-28-1999             NQSO               30,000               8.00
--------------------------------------------------------------------------------
06-28-1999              ISO               10,000               8.00
--------------------------------------------------------------------------------
08-11-2000              ISO                5,295             35.875
--------------------------------------------------------------------------------
08-11-2000             NQSO               24,705             35.875
--------------------------------------------------------------------------------